                                                                   EXHIBIT 10.12

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (the "Amendment") is made and entered into as of the 27th day of October, 2003, by and between CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord"), and BACKWEB TECHNOLOGIES INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS

A. Landlord (as successor by conversion to EOP-Gateway Office, L.L.C., a Delaware limited liability company, as successor in interest to Spieker Properties, L.P., a California limited partnership) and Tenant are parties to that certain office lease dated December 23, 1998 (the "Original Lease"), which Original Lease has been previously amended by that certain 1st Amendment to Lease - Expansion dated as of May 12, 2000 (the "First Amendment") and by that certain 2nd Amendment to Lease
         - Expansion dated as of November 7, 2000 (the "Second Amendment", and together with the Original Lease and the First Amendment, collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 34,366 rentable square feet (the "Original Premises") described as Suite No. 300 on the third floor and Suite Nos. 500, 510 and 550 on the fifth floor, all of the building commonly known as Gateway Office IIB located at 2077 Gateway Place, San Jose, California (the "Building").

B. Tenant desires to surrender a portion of the Premises to Landlord containing approximately 16,797 rentable square feet described as Suite No. 300 on the third floor of the Building as shown on EXHIBIT A-1 hereto (the "Reduction Space") and that the Lease be appropriately amended, and Landlord is willing to accept such surrender on the following terms and conditions.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.       REDUCTION.

         A. Tenant has vacated the Reduction Space in accordance with the terms of the Lease on or prior to April 30, 2003, which is the date immediately preceding the Reduction Effective Date (defined in I.B. below). Landlord hereby acknowledges and agrees that Tenant surrendered the Reduction Space in the condition required by the terms and conditions of the Lease.

         B. Effective as of May 1, 2003 (the "Reduction Effective Date"), the Premises is decreased from 34,366 rentable square feet on the third and fifth floor to 17,569 rentable square feet on the fifth floor by the elimination of the Reduction Space. As of the Reduction Effective Date, the Reduction Space shall be deemed surrendered by Tenant to Landlord, the Lease shall be deemed terminated with respect to the Reduction Space, and the "Premises", as defined in the Lease, shall be deemed to mean the Original Premises, less the Reduction Space; provided, however, if Tenant's representations herein shall be materially false or misleading, Landlord shall have the right to declare this Amendment null and void and to reinstate the Lease with respect to the Reduction Space in addition to, and not in lieu of, any other rights or remedies available to Landlord.

         C.       Intentionally Omitted.

         D. Notwithstanding anything in this Amendment to the contrary, Tenant shall remain liable for all of its obligations as Tenant under the Lease with respect to the Reduction Space, as hereby amended, arising prior to the Reduction Effective Date.

II. BASE RENT. Subject to the express terms hereof, upon full execution and delivery of this Amendment, and retroactively effective as of October 1, 2002, the schedule of Base Rent contained in the Lease is deleted, and the following is substituted therefor:

                                     ANNUAL RATE
MONTHS OF TERM OR                     PER SQUARE               MONTHLY
    PERIOD                               FOOT                 BASE RENT
---------------------              ----------------         ------------
10/1/2002 - 4/30/2003                   $18.00              $ 51,549.00*
 5/1/2003 - 9/30/2004                   $18.00              $26,353.50**
10/1/2004 - 1/31/2007               Determined as
 (Undetermined Rent                provided in this
      Period)                      Section II below

*Based upon 34,366 rentable square feet, subject to abatement as described below.

**Based upon 17,569 rentable square feet.

         Notwithstanding anything in the Lease to the contrary, Tenant shall be entitled to an abatement of (i) Base Rent in the amount of $25,195.50 per month for the calendar months of October 2002 through and including April, 2003, and (ii) Tenant's Proportionate Share of Operating Expenses in the amount of (a) $15,979,00 per month for the calendar months of October 2002 through and including December, 2002 and (b) $15,630.31 per month for the calendar months of January 2003 through and including April, 2003. Such amount is equal to the Base Rent due on the Reduction Space at the rates stated in this Amendment for the Base Rent Abatement Period (as defined in the following sentence) and Tenant's Proportionate Share of Operating Expenses with respect to the Reduction Space for the Rent Abatement Period. The period of October 1, 2002 through and including April 30, 2003 shall be sometimes be referred to herein as the "Rent Abatement Period". The total amount of Base Rent abated during the Rent Abatement Period shall equal $176,368.50 and the total amount of Tenant's Proportionate Share of Operating Expenses abated during the Rent Abatement Period shall equal $110,458.24 (collectively, the "Abated Rent"). During the Rent Abatement Period, only Base Rent and Tenant's Proportionate Share of Operating Expenses in the amounts stated above shall be abated, and all Additional Rent and other costs and charges specified in the Lease (including, without limitation, late fees and reconciliation of Operating Expenses) shall remain as due and payable pursuant to the provisions of the Lease, as hereby amended. Tenant has paid to Landlord Base Rent for October, 2002 through and including April, 2003 in a total amount equal to $543,760.88. Tenant has paid to Landlord Tenant's Proportionate Share of Operating Expenses for each for October, 2002 through and including April, 2003 in a total amount equal to $163,438.36. Subject to the terms of this Amendment (including Tenant's right to receive Abated Rent as provided above), Tenant's total obligation for the payment of Base Rent for the period commencing October, 2002 through and including April, 2003 is equal to $184,474.50 and Tenant's total obligation for the payment of Tenant's Proportionate Share of Operating Expenses for the period commencing October, 2002 through and including April, 2003 is equal to $115,501.36. Accordingly, Tenant's payments equal to $359,286.38 with respect to Base Rent and payments equal to $47,937.00 with respect to Tenant's Proportionate Share of Operating Expenses, for a total amount equal to $407,223.38 (the "Excess Payment"), are in excess of the amounts due for Base Rent and Tenant's Proportionate Share of Operating Expenses under the Lease, as amended hereby (subject to the terms of this paragraph).

         The parties agree that, subject to the terms hereof, so long as this Amendment is in full force and effect, Landlord shall apply 50% of the Excess Payment (i.e., $203,611.69) towards Tenant's obligation to pay to Landlord the next due and future installment(s) of Base Rent and Tenant's Proportionate Share of Operating Expenses in accordance with the terms of the Lease and this Amendment and 50% of the Excess Payment (i.e., $203,611.69) towards Tenant's obligation to pay to Landlord the Initial Reduction Fee (as defined in Section III.A below).

         All Base Rent and other sums due from Tenant shall be payable by Tenant in accordance with the terms of the Lease, as amended hereby.

         The Base Rent rate per rentable square foot of the Premises during the period commencing October 1, 2004 through and including January 31, 2007 (the "Undetermined Rent Period") shall equal Landlord's Quoted Rate at the Airport (hereinafter defined) rate per rentable square foot for the Premises. Landlord shall advise Tenant of the applicable Base Rent rate for the Premises for the Undetermined Rent Period on or before September 1, 2004. Notwithstanding the foregoing and anything to the contrary contained in the Lease or this Amendment, IN NO EVENT SHALL THE BASE RENT FOR AND IN EFFECT DURING THE UNDETERMINED RENT PERIOD BE: (I) LESS THAN $2.75 PER RENTABLE SQUARE FOOT OF THE PREMISES PER MONTH ON A NNN BASIS, OR (II) MORE THAN THE LESSER OF (A) $3.25 PER RENTABLE SQUARE FOOT OF THE PREMISES PER MONTH ON A NNN BASIS, AND (B) LANDLORD'S QUOTED RATE AT THE AIRPORT PLUS $1.75 PER RENTABLE SQUARE FOOT OF THE PREMISES PER MONTH ON A NNN BASIS. For purposes hereof "NNN basis" shall mean Base Rent as calculated in a manner that excludes any Operating Expense component.

         For purposes of this Amendment, "Landlord's Quoted Rate at the Airport" shall mean the NNN rate quoted by Landlord or any affiliate of Landlord for similar space within the San Jose Airport Area (as defined herein) per rentable square foot on or about or otherwise covering the Undetermined Rent Period. The "San Jose Airport Area" shall mean the following projects so long as they are owned by Landlord or an affiliate of Landlord: (i) The Concourse, which currently includes the buildings located at 226 Airport Parkway, 224 Airport Parkway, 1731 Technology Drive, 1735 Technology Drive, 1741 Technology Drive, 1745 Technology Drive; (ii) Gateway

         Office Project, which currently includes the buildings located at 2001 Gateway Place, 2033 Gateway Place, 2055 Gateway Place, 2077 Gateway Place, and 2099 Gateway Place; (iii) Metro Plaza, which currently includes the 3 office buildings located at 25 Metro Drive, 101 Metro Drive, and 181 Metro Drive; (iv) 1740 Technology Drive, San Jose, and
         (v) Skyport (Phase I), which currently includes the buildings located at 1700 Technology Drive, 1650 Technology Drive and 1600 Technology Drive.

III. ADDITIONAL CONSIDERATION. As additional consideration for this Amendment, Tenant agrees to pay Landlord the following:

         A. INITIAL REDUCTION FEE. Simultaneously with the Tenant's execution of this Amendment, Tenant shall pay to Landlord, by cashier's or certified check or by wire transfer of immediately available funds to an account designated by Landlord, the sum of $2,300,000.00 (the "Initial Reduction Fee").

                  Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant hereby acknowledge and agree that Landlord currently is holding the cash sum of $1,203,971.00 as a portion of the security deposit (the "Cash Security Deposit") required pursuant to the terms of Section 19 of the Original Lease. Landlord and Tenant acknowledge and agree that upon the full and proper execution of this Amendment by Landlord and Tenant (i) Landlord shall retain the Cash Security Deposit in its entirety and apply such amount toward Tenant's obligation to pay to Landlord the Initial Reduction Fee; (ii) Landlord shall retain the Excess Payment in its entirety and apply such amount toward Tenant's obligation to pay to Landlord Base Rent and Tenant's Proportionate Share of Operating Expenses and the Initial Reduction Fee in accordance with Section II if this Amendment; and (iii) Tenant shall be deemed to have assigned, quitclaimed and surrendered to Landlord, its successors and assigns, all of Tenant's right, title and interest in and to the Cash Security Deposit and the Excess Payment and further shall release any and all claims to the Cash Security Deposit and the Excess Payment.

         B. ADDITIONAL REDUCTION FEE. Concurrently with Tenant's execution and delivery to Landlord of this Amendment, Tenant shall execute and deliver to Landlord an original promissory note, in the form attached hereto as EXHIBIT E (the "Additional Reduction Fee Promissory Note"), the amount of which Promissory Note shall be an additional reduction fee (the "Additional Reduction Fee).

IV.      TENANT'S PROPORTIONATE SHARE; OPERATING EXPENSES RECONCILIATION.

         A. PROPORTIONATE SHARE. For the period commencing on the Reduction Effective Date and ending on January 31, 2007 (the "Termination Date"), Tenant's Proportionate Share is decreased from 45.51% to 23.26%. Notwithstanding anything in this Amendment to the contrary, Tenant shall remain liable for all year-end adjustments with respect to Tenant's Proportionate Share of Operating Expenses applicable to the Reduction Space for that portion of the calendar year preceding the Reduction Effective Date. Such adjustments shall be paid at the time, in the manner and otherwise in accordance with the terms of the Lease, unless otherwise specified herein.

         B. OPERATING EXPENSES RECONCILIATION. Retroactively effective as of October 1, 2002, the 4th and 5th sentences of Paragraph 7.C of the Original Lease is hereby deleted in its entirety and shall be replaced by the following: "If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment, if any, shall be paid by Tenant to Landlord within twenty (20) days after the date of delivery of the statement.". The parties hereto acknowledge and agree that in further consideration for Landlord's willingness to enter into this Amendment, Tenant shall waive its right to any refunds during the Term based upon any Operating Expense Adjustment.

V. REPRESENTATIONS. Each party represents to the other that it has full power and authority to execute this Amendment. Tenant represents that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein or in the Reduction Space other than those explicitly recited herein and further represents that there is not and will not hereafter be any claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space and relating to or arising during Tenant's leasehold interest in the Reduction Space, and Tenant agrees to indemnify and hold harmless Landlord and the Landlord Related Parties (as defined in the "Miscellaneous" Section below) from all liabilities, expenses, claims, demands, judgments, damages or costs arising from any of the same, including without limitation, attorneys' fees. Tenant acknowledges that Landlord will be relying on this Amendment in entering into leases for the Reduction Space with other parties.

VI. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective dates are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

         A. DELETED PROVISIONS. The following provisions shall be deleted in their entirety and are null and void and of no further force or effect: Exhibit C to the Original Lease (Tenant Improvements); the second sentence of the first full paragraph of Paragraph 8 of the First Amendment (Tenant Improvements);
                  Exhibit 1 to the First Amendment (Tenant Improvements); and the second sentence of Paragraph 8 of the Second Amendment (Tenant Improvements).

         B. LANDLORD'S NOTICE ADDRESS. Landlord's Notice Address defined in the Basic Lease Information of the Original Lease is hereby deleted in its entirety and the following shall be substituted therefor:

Landlord:                                With a copy to:

CA-Gateway Office Limited Partnership    Equity Office Properties Trust
c/o Equity Office Properties Trust       Two North Riverside Plaza
1740 Technology Drive, Suite 150         Suite 2100
San Jose, California 95110               Chicago, Illinois 60606
Attention:  Property Manager             Attention: Regional Counsel - San Jose
                                         Region"


         C. LANDLORD'S REMITTANCE ADDRESS. Landlord's Remittance Address defined the Basic Lease Information of the Original Lease is hereby deleted in its entirety and the following shall be substituted therefor: "CA-Gateway Office Limited Partnership, P.O. Box 45587, Dept. 13472, San Francisco, California 94145-0587".

                  Rent and all other sums that Tenant is required to pay Landlord are payable to the order of EQUITY OFFICE PROPERTIES.

         D. UTILITY DEREGULATION. Notwithstanding anything to the contrary contained in the Lease, as amended hereby, if and to the extent permitted by applicable law, Landlord shall be entitled to receive a fee for the service provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord.

         E. RELOCATION. Landlord, at Tenant's expense, at any time during the Term, may relocate Tenant from the Premises to the space as of the date hereof known as Suite 300, a depiction thereof is attached hereto as EXHIBIT A-2 (the "Relocation Space") in the Building upon 90 days' prior written notice to Tenant. The Relocation Space consists of approximately 16,797 rentable square feet. From and after the date of the relocation, "Premises" shall refer to the Relocation Space and the Base Rent and Tenant's Proportionate Share shall be adjusted based on the rentable square footage of the Relocation Space. Tenant shall execute such documents as may be required by Landlord to reflect such relocation. The Relocation Space must contain similar finishes as the Premises, and approximately the same Rentable Square Footage as the Premises as of the date Tenant receives Landlord's notice of relocation.

         F. LETTER OF CREDIT/SECURITY DEPOSIT. Concurrent with Tenant's execution and delivery of this Amendment, Tenant shall deliver to Landlord an amount equal to $200,000.00 (the "Additional Security Deposit") as an addition to and part of the Security Deposit held by Landlord pursuant to Section 19 of the Original Lease. The Security Deposit shall be held by Landlord without liability for interest (unless required by Regulations) as security for the performance of Tenant's obligations. The parties hereto acknowledge and agree that:
                  (i) Landlord currently holds irrevocable letter of credit issued by Bank Leumi USA as number S10038498 in an amount equal to $300,000.00 (the "Existing LC"), and (ii) the Cash Security Deposit currently held by Landlord shall be applied to Tenant's obligation to pay to Landlord a portion of the Initial Reduction Fee (as defined in Section III of this Amendment). The parties hereto intend to increase the remaining amount of the Security Deposit from $300,000.00 by an amount equal to the Additional Security Deposit to a total amount of $500,000.00.

                  The Additional Security Deposit may be in the form of cash or an irrevocable letter of credit. In the event the Additional Security Deposit is provided in the form of an irrevocable letter of credit, Tenant may amend the Existing LC to increase the amount thereof to a total amount equal to $500,000.00 and to make other reasonable modifications as required by Landlord (including, without limitation, amending the Existing LC to reflect Landlord as the beneficiary thereof) or, alternatively, Tenant may provide a new letter of credit in a total amount equal to $500,000.00 (the "New LC"). In the event that Tenant provides the New LC, such New LC shall: (a) be in the total amount of $500,000.00; (b) be issued on the form attached hereto as EXHIBIT D; (c) name Landlord as its beneficiary; and (d) be drawn on an FDIC insured financial institution satisfactory to the Landlord. The New LC (and any renewals or replacements thereof) shall be for a term of not less than 1 year and shall have a final expiration date no less than 60 days following the expiration of the Term of the Lease. The term "Letter of Credit" as used herein shall mean either the New LC or the amended Existing LC, as the case may be.

                  Tenant agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Landlord pursuant to the terms hereof or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least 60 days after the Termination Date of the Lease. If Tenant fails to furnish such renewal or replacement at least 60 days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of Section 19 of the Original Lease. Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by an FDIC insured financial institution satisfactory to the Landlord at the time of the issuance thereof.

                  If Landlord draws on the Letter of Credit as permitted in the Lease, as amended hereby, or as permitted in the Letter of Credit, then, upon demand of Landlord, Tenant shall restore the amount available under the Letter of Credit to its original amount of $500,000.00 by providing Landlord with an amendment to the Letter of Credit evidencing that the amount available under the Letter of Credit has been restored to its original amount. In the alternative, Tenant may provide Landlord with cash, to be held by Landlord in accordance with the Lease, as amended hereby, equal to the restoration amount required under the Letter of Credit.

         G. WARRANT. As additional consideration for Landlord's willingness to reduce the Premises, concurrent with Tenant's execution and delivery of this Amendment, Tenant shall deliver to Landlord a warrant agreement in the form attached hereto as EXHIBIT F (the "Warrant") to purchase 200,000 shares of ordinary shares (the "Ordinary Shares") in Guarantor (as defined below) at $ 0.66 per share, which Warrant shall be exercisable during the time period commencing on the date of this Amendment through and including the day preceding the seventh annual anniversary thereof.

         H. GUARANTEES. Concurrent with Tenant's execution and delivery of this Amendment, Tenant shall cause BackWeb Technologies, LTD., an Israeli corporation ("Guarantor") to execute and deliver to Landlord two guarantees, one document in the form attached hereto as EXHIBIT B (the "Guaranty of Lease") which guarantees Tenant's performance under the Lease, and one document in the form attached hereto as EXHIBIT C (the "Guaranty of Note") which guarantees Tenant's performance as "Maker" under the Promissory Note.

VII.     MISCELLANEOUS.

         A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. This Amendment shall not be relied upon by any other party, individual, corporation, partnership or entity as a basis for reducing its lease obligations with Landlord or for any other purpose.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

         D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

         E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

         F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment. Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification to the Lease has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

         G. Each signatory of this Amendment represents hereby that he or she has the authority in his or her representative capacity to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

         H. Except to the extent required by any applicable Securities and Exchange Commission requirements, or any applicable Federal or State securities laws (collectively, the "Securities Laws"), Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord. Tenant is required by Securities Laws to disclose certain information contained in this Amendment and, in accordance with such requirement, Tenant (or such other persons to whom such disclosure request or requirement applies) shall disclose or otherwise furnish only the information legally required to be disclosed, as advised by legal counsel, and such disclosure shall be made only to the necessary and appropriate governmental entities. Landlord acknowledges and agrees that if this Amendment is a "material contract" for purposes of Securities Laws, Tenant shall be required to file this Amendment with the Securities and Exchange Commission as part of its regulatory filings as a material contract.

                       [SIGNATURES ARE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                           LANDLORD:

                           CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A
                           DELAWARE LIMITED PARTNERSHIP

                           By: EOM GP, L.L.C., a Delaware limited liability
                               company, its general partner

                               By: Equity Office Management, L.L.C., a
                                   Delaware limited liability company, its non-
                                   member manager

                                   By: /s/  JOHN W. PETERSEN
                                       ---------------------

                                       Name: John W. Petersen

                                       Title: Regional Senior Vice President

                           TENANT:

                           BACKWEB TECHNOLOGIES INC., A DELAWARE
                           CORPORATION

                           By: /s/ MICHAEL A. MORGAN
                               --------------------

                           Name: Michael Morgan

                           Title:      CFO

                                   EXHIBIT A-1

                     OUTLINE AND LOCATION OF REDUCTION SPACE
                                   [schematic]

                                   EXHIBIT A-2

                    OUTLINE AND LOCATION OF RELOCATION SPACE
                                   [schematic]

                                    EXHIBIT B

                                FORM OF GUARANTY

                                GUARANTY OF LEASE

         CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") has leased certain real property to BACKWEB TECHNOLOGIES INC., A DELAWARE CORPORATION, as tenant ("Tenant"), pursuant to that certain office lease by and between Landlord and Tenant and dated December 23, 1998 (the "Original Lease"), which Original Lease has been previously amended by that certain 1st Amendment to Lease - Expansion dated as of May 12, 2000, and by that certain 2nd Amendment to Lease - Expansion dated as of November 7, 2000, and is further amended by that certain Third Amendment dated October 27, 2003 (the "Third Amendment", and together with the 1st Amendment to Lease - Expansion and the 2nd Amendment to Lease - Expansion, collectively, the "Lease"). FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord to enter into the Third Amendment, which Third Amendment modifies the Premises and the Base Rent (as each is defined in the Lease), the undersigned, BACKWEB TECHNOLOGIES LTD, AN ISRAELI CORPORATION ("Guarantor") does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Rent (as such term is defined in the Lease) payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned does hereby covenant and agree to pay to Landlord upon-demand in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

         The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

         The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

         The undersigned hereby waives and agrees not to assert: (a) any right to require Landlord to proceed against Tenant, or any other guarantor or person or to pursue any other security or remedy before proceeding against the undersigned; (b) any defense based on the validity or enforceability of the Lease; (c) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; and (d) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Tenant of the subrogation rights of the undersigned or of the right of the undersigned to proceed against Tenant for reimbursement. The undersigned waives any right, statutory, or otherwise, for itself to require or for Tenant to require Landlord to apply rents received toward the obligations of the undersigned under this Guaranty, or to otherwise prioritize the receipt of rents as against the obligations of the undersigned under this Guaranty. The undersigned hereby waives and agrees not to assert (x) any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of any adverse change in the financial status of Tenant, notices of any other facts which increase the risk to the undersigned, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind; (y) the defense of any statute of limitations in any action under or related to this Guaranty or the Lease; and (z) any right or defense based on a lack of diligence or failure or delay by Landlord in enforcing its rights under this Guaranty or the Lease. The undersigned hereby waives and agrees not to assert or take advantage of any right to (i) exoneration if Landlord's actions shall impair any security or collateral of the undersigned; (ii) any security or collateral held by Landlord; (iii) require Landlord to proceed against or exhaust any security or collateral before proceeding against the undersigned; and (iv) require Landlord to pursue any right or remedy for the benefit of the undersigned. Without limiting the generality of any of the covenants and agreements of the undersigned set forth in this Guaranty, the undersigned hereby waives any and all benefits of the provisions of Sections 2809, 2810, 2819, 2822, 2845, 2848, 2849 and 2850 of the California Civil Code and any similar or analogous statutes of California or any jurisdiction.

         Until all the Tenant's obligations under the Lease are fully performed, the undersigned (a) shall have no right of subrogation or reimbursement against the Tenant by reason of any payments or acts of performance by the undersigned under this Guaranty, (b) subordinates any liability or indebtedness of the Tenant now or hereafter held by the undersigned to the obligations of the Tenant under, arising out of or related to the Lease or Tenant's use of the Premises; and (c) acknowledges that the actions of Landlord may affect or eliminate any rights of subrogation or reimbursement of the undersigned as against Tenant without any liability or recourse against Landlord.

         Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. As used herein, the term "Tenant" means the Tenant specifically named in the Lease and also any assignee or subtenant of said Lease and any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise including, without limitation, any trustee in bankruptcy and any bankruptcy estate of Tenant, Tenant's assignee or sublessee. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party.

         If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of the United States of America and said state. The undersigned hereby waives any right to trial by jury and further waives and agrees not to assert or take advantage of any defense based on the claim that any arbitration decision binding upon Landlord or Tenant is not binding on the undersigned.

         Any notice or other communication to be given to Landlord or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Lease. Notices to Landlord shall be delivered to Landlord's address set forth in the Lease. Notices to the undersigned shall be addressed as follows: 2077 Gateway Place, Suite 500, San Jose, CA 95110, Attention: Finance Department. In the event Guarantor's notice address as set forth above changes, Guarantor agrees to provide written notice to Landlord of such change in address.

         This Guaranty shall be construed and enforced in accordance with the laws of the State of California. Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of California or the United States of America for the Northern District of California and by execution and delivery of this guaranty, Guarantor hereby accepts unconditionally the non-exclusive jurisdiction of the aforementioned courts and their respective appellate courts. Guarantor hereby irrevocably consents to the service of process out of any of these aforementioned courts in any such action or proceeding by the mailing of copies thereof by a reputable international courier to Guarantor at the address provided in Paragraph 1. Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue in any of the courts referred to above arising out of or in connection any action or proceeding on this Guaranty brought in any of the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the ______ day of _____________, 2003.


                                         GUARANTOR:

                                         BACKWEB TECHNOLOGIES, LTD, AN ISRAELI
                                         CORPORATION

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title:_________________________________

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

                            LANDLORD ACKNOWLEDGMENTS

STATE OF ____________)
COUNTY OF ___________)  ss:

         I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the __________ President of Equity Office Properties Trust, a Maryland real estate investment trust, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ___ day of ___________, 20__.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                             TENANT ACKNOWLEDGMENTS
                                   INDIVIDUAL

STATE OF ____________)
COUNTY OF ___________)  ss:

         I, the undersigned, as Notary Public in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that (s)he signed the said instrument as a free and voluntary act for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ___ day of _________, 20__.

                                                     ___________________________
                                                         Notary Public

My Commission Expires: __________

                                   CORPORATION

STATE OF ____________)
COUNTY OF ___________)  ss:

         On this the ___ day of ____________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared __________________________ known to me to be ____________ President of ________________________, one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                                   PARTNERSHIP

STATE OF ____________)
COUNTY OF ___________)  ss:

         On this the ___ day of ________________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared _____________ known to me to be a general partner of a partnership known as _______________________________, one of the parties described in the foregoing instrument, and acknowledged that being authorized so to do, (s)he executed the foregoing instrument on behalf of said partnership by subscribing the name of said partnership by himself/herself, as a free and voluntary act, and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

        `                                             __________________________
                                                         Notary Public

My Commission Expires: __________

                                    EXHIBIT C

                                FORM OF GUARANTY

                                GUARANTY OF NOTE

         FOR VALUE RECEIVED and in consideration for and as an inducement to CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Payee") to enter in to the Third Amendment (as defined below) respecting certain real property leased to BACKWEB TECHNOLOGIES INC., A DELAWARE CORPORATION, as tenant ("Maker"), which is leased by Maker pursuant to that certain office lease by and between Payee (as "Landlord") and Maker (as "Tenant") and dated December 23, 1998 (the "Original Lease"), which Original Lease has been previously amended by that certain 1st Amendment to Lease - Expansion dated as of May 12, 2000, and by that certain 2nd Amendment to Lease - Expansion dated as of November 7, 2000, and further amended by that certain Third Amendment dated October 27, 2003 (the "Third Amendment", and, together with the 1st Amendment to Lease - Expansion and the 2nd Amendment to Lease - Expansion, collectively, the "Lease"), the undersigned, BACKWEB TECHNOLOGIES LTD, AN ISRAELI CORPORATION ("Guarantor") does hereby unconditionally and irrevocably guarantee to Payee the punctual payment payable by Maker under the that certain Promissory Note of even date herewith (the "Note"), including, without limitation, the Additional Reduction Fee (as defined in the Third Amendment and in the Note), throughout the term of the Lease and the Note, as the case may be, for which the undersigned shall be jointly and severally liable with Maker. If any default on the part of Maker shall occur under the Note, the undersigned does hereby covenant and agree to pay to Payee upon demand in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Note as Maker is and shall become liable for or obligated to pay or perform under the Note, together with the costs reasonably incurred by Payee in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of the Principal Amount and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Note, all without requiring any notice from Payee (other than any notice required by the Note, if any) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

         The maintenance of any action or proceeding by Payee to recover any sum or sums that may be or become due under the Note and to secure the performance of any of the other terms, covenants and conditions of the Note shall not preclude Payee from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Maker under the Note. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Payee to Maker for payment of the Principal Amount and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Maker may be dispossessed or Payee may avail itself of or exercise any or all of the rights and remedies against Maker provided by law or by the Note, and may proceed either against Maker alone or jointly against Maker and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Maker. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Note in any of its terms, covenants or conditions, or in the Principal Amount payable thereunder, or in the term thereof, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

         The undersigned does hereby agree that the bankruptcy of Maker shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Payee so as to compete with Payee as a creditor of Maker, unless and until all claims of Payee under the Note shall have been fully paid and satisfied.

         The undersigned hereby waives and agrees not to assert: (a) any right to require Payee to proceed against Maker, or any other guarantor or person or to pursue any other security or remedy before proceeding against the undersigned; (b) any defense based on the validity or enforceability of the Note; (c) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Maker or any other person; and (d) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Maker of the subrogation rights of the undersigned or of the right of the undersigned to proceed against Maker for reimbursement. The undersigned waives any right, statutory, or otherwise, for itself to require or for Maker to require Payee to apply rents received toward the obligations of the undersigned under this Guaranty, or to otherwise prioritize the receipt of rents as against the obligations of the undersigned under this Guaranty. The undersigned hereby waives and agrees not to assert (x) any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of any adverse change in the financial status of Maker, notices of any other facts which increase the risk to the undersigned, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind; (y) the defense of any statute of limitations in any action under or related to this Guaranty or the Note; and (z) any right or defense based on a lack of diligence or failure or delay by Payee in enforcing its rights under this Guaranty or the Note. The undersigned hereby waives and agrees not to assert or take advantage of any right to (i) exoneration if Payee's actions shall impair any security or collateral of the undersigned; (ii) any security or collateral held by Payee;
(iii) require Payee to proceed against or exhaust any security or collateral before proceeding against the undersigned; and (iv) require Payee to pursue any right or remedy for the benefit of the undersigned. Without limiting the generality of any of the covenants and agreements of the undersigned set forth in this Guaranty, the undersigned hereby waives any and all benefits of the provisions of Sections 2809, 2810, 2819, 2822, 2845, 2848, 2849 and 2850 of the
California Civil Code and any similar or analogous statutes of California or any jurisdiction.

         Until all the Maker's obligations under the Lease are fully performed, the undersigned (a) shall have no right of subrogation or reimbursement against the Maker by reason of any payments or acts of performance by the undersigned under this Guaranty, (b) subordinates any liability or indebtedness of the Maker now or hereafter held by the undersigned to the obligations of the Maker under, arising out of or related to the Note; and (c) acknowledges that the actions of Payee may affect or eliminate any rights of subrogation or reimbursement of the undersigned as against Maker without any liability or recourse against Payee.

         Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Payee. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Payee and their respective heirs, legal representatives, successors and assigns. As used herein, the term "Maker" means the Maker specifically named in the Note and also any assignee or transferee of said Note and any successor to the interests of said Maker, assignee or transferee of such Note or any part thereof, whether by assignment or otherwise including, without limitation, any trustee in bankruptcy and any bankruptcy estate of Maker, Maker's assignee or transferee. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party.

         If Payee should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Payee, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state of California. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of the United States of America and of said state. The undersigned hereby waives any right to trial by jury and further waives and agrees not to assert or take advantage of any defense based on the claim that any arbitration decision binding upon Payee or Maker is not binding on the undersigned.

         Any notice or other communication to be given to Payee or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Note. Notices to Payee shall be delivered to Payee's address set forth in the Note. Notices to the undersigned shall be addressed as follows:
2077 Gateway Place, Suite 500, San Jose, CA 95110, Attention: Finance Department. In the event Guarantor's notice address as set forth above changes, Guarantor agrees to provide written notice to Payee of such change in address.

         This Guaranty shall be construed and enforced in accordance with the laws of the State of California. Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of California or the United States of America for the Northern District of California and by execution and delivery of this Guaranty, Guarantor hereby accepts unconditionally the non-exclusive jurisdiction of the aforementioned courts and their respective appellate courts. Guarantor hereby irrevocably consents to the service of process out of any of these aforementioned courts in any such action or proceeding by the mailing of copies thereof by a reputable international courier to Guarantor at the address provided herein. Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue in any of the courts referred to above arising out of or in connection any action or proceeding on this Guaranty brought in any of the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Note.

                                         GUARANTOR:

                                         BACKWEB TECHNOLOGIES, LTD, AN ISRAELI
                                         CORPORATION

                                         By: __________________________________

                                         Name: ________________________________

                                         Title: ________________________________

                            LANDLORD ACKNOWLEDGMENTS

STATE OF ____________)
COUNTY OF ___________)  ss:

         I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the __________ President of Equity Office Properties Trust, a Maryland real estate investment trust, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ___ day of _________, 20__.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                             TENANT ACKNOWLEDGMENTS
                                   INDIVIDUAL

STATE OF ____________)
COUNTY OF ___________)  ss:

         I, the undersigned, as Notary Public in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that (s)he signed the said instrument as a free and voluntary act for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ___ day of __________, 20__.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                                   CORPORATION

STATE OF ____________)
COUNTY OF ___________)  ss:

         On this the ___ day of ____________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared __________________________ known to me to be ____________ President of ________________________, one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                                   PARTNERSHIP

STATE OF ____________)
COUNTY OF ___________)  ss:

         On this the ___ day of ________________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared _____________ known to me to be a general partner of a partnership known as _______________________________, one of the parties described in the foregoing instrument, and acknowledged that being authorized so to do, (s)he executed the foregoing instrument on behalf of said partnership by subscribing the name of said partnership by himself/herself, as a free and voluntary act, and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                      __________________________
                                                         Notary Public

My Commission Expires: __________

                                    EXHIBIT D

                            FORM OF LETTER OF CREDIT

                         [Name of Financial Institution]

                                                   Irrevocable Standby
                                                   Letter of Credit
                                                   No. _________________________
                                                   Issuance Date:_______________
                                                   Expiration Date:_____________
                                                   Applicant:___________________

Beneficiary

_____________________________
_____________________________
_____________________________

Ladies/Gentlemen:

         We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of FIVE HUNDRED THOUSAND AND NO/100 U.S. Dollars ($500,000.00) available for payment at sight by your draft drawn on us when accompanied by the following documents:

1.       An original copy of this Irrevocable Standby Letter of Credit.

2. Beneficiary's dated statement purportedly signed by an authorized signatory or agent reading: "This draw in the amount of ______________________ U.S. Dollars ($____________) under your
         Irrevocable Standby Letter of Credit No. ____________________ represents funds due and owing to us pursuant to the terms of that certain lease by and between ______________________, as landlord, and _____________, as tenant, and/or any amendment to the lease or any other agreement between such parties related to the lease."

         It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least 60 days prior to such expiration date or applicable anniversary thereof, we notify you in writing, by certified mail return receipt requested or by recognized overnight courier service, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent, in the same manner, to: Equity Office Properties Trust, 2 North Riverside Plaza, Suite 2100, Chicago, Illinois 60606, Attention: Treasury Department. In addition to the foregoing, we understand and agree that you shall be entitled to draw upon this Irrevocable Standby Letter of Credit in accordance with 1 and 2 above in the event that we elect not to renew this Irrevocable Standby Letter of Credit and, in addition, you provide us with a dated statement purportedly signed by an authorized signatory or agent of Beneficiary stating that the

Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary's signed statement and regardless of whether Applicant disputes the content of such statement; (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw; and (c) you shall be entitled to transfer your interest in this Irrevocable Standby Letter of Credit from time to time and more than one time without our approval and without charge. In the event of a transfer, we reserve the right to require reasonable evidence of such transfer as a condition to any draw hereunder.

         This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

         We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this Irrevocable Standby Letter of Credit.

         All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to our office located at __________________ to the attention of______________________.


                                                    Very truly yours,
                                                    ____________________________

                                                    ____________________________
                                                           [name]
                                                    ____________________________
                                                           [title}

                                    EXHIBIT E

                FORM OF ADDITIONAL REDUCTION FEE PROMISSORY NOTE

                                 PROMISSORY NOTE

                                                            SAN JOSE, CALIFORNIA
NOT TO EXCEED $1,000,000.00                             OCTOBER ___, 2003

         FOR VALUE RECEIVED, the undersigned, BACKWEB TECHNOLOGIES INC., A DELAWARE CORPORATION ("Maker"), unconditionally promises to pay to CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Payee", which term shall mean the holder, from time to time, of this Note), a principal sum determined in accordance with the terms hereof but not to exceed ONE MILLION DOLLARS ($1,000,000.00). Maker shall pay the then current outstanding principal amount (as determined in accordance with Section 10 of this Note) to Payee on or before any date due as provided herein (each a "Maturity Date"). Each such payment shall be made by good and lawful check or money order payable to EQUITY OFFICE PROPERTIES, and shall be delivered on or before the close of business to CA-GATEWAY OFFICE LIMITED PARTNERSHIP, P.O. Box 45587, Dept. 13472, San Francisco, CA 94145-0587, or such other party or place as Payee may designate by written notice to Maker. None of the sums due hereunder shall be subject to any claim or offset of any kind or nature whatsoever. The principal owing under this Note that is not paid when due shall bear interest ("Default Interest") at the lesser of 18% per annum or the highest rate permitted by law. All Default Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months. Payee may transfer this Note, in part or in whole to any party designated by Payee by written notice to Maker.

1. PERMISSIBLE PREPAYMENTS. The principal amount of this Note may at any time and from time to time be prepaid in whole or in part, together with interest accrued thereon to the date of such prepayment, without premium or penalty, at the place of payment designated above. Partial prepayments shall not delay any Maturity Date.

2. DEFAULT. At the option of Payee, the then-current outstanding but unpaid principal amount balance of this Note (as determined in accordance with Section 10 of this Note), including all accrued but unpaid interest and accrued but unpaid Default Interest, shall become immediately due and payable, without notice or demand, upon the occurrence at any time of any of the following:

         a. failure to pay any amounts due pursuant to the terms hereof when due; or

         b. failure to pay the outstanding balance due hereunder, together with accrued but unpaid interest and accrued but unpaid Default Interest, if any, thereon, upon any Maturity Date, whether by acceleration or otherwise; or

         c. Maker shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Maker shall admit in writing its inability to pay its debts as they become due; or

         d. Maker shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Maker shall be adjudged bankrupt or insolvent in proceedings filed against Maker; or a petition or answer proposing the adjudication of Maker as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

         e. a receiver or trustee shall be appointed for all or substantially all of the assets of Maker in any proceeding brought by or against Maker and shall not be discharged within 60 days after such appointment; or

         f. failure to pay when due any payment of Rent or other amounts due under certain office lease dated December 23, 1998 (the "Original Lease") by and between Maker and Payee, which Original Lease has been previously amended by that certain 1st Amendment to Lease - Expansion dated as of May 12, 2000 (the "First Amendment") and by that certain 2nd Amendment to Lease
                  - Expansion dated as of November 7, 2000 (the "Second Amendment"), and by that certain Third Amendment of even date herewith (the "Third Amendment", and together with the Original Lease, the First Amendment and the Second Amendment, collectively, the "Lease") for approximately 17,569 rentable square feet in the building commonly known as Gateway Office IIB located at 2077 Gateway Place, San Jose, California; or

         g.       Intentionally omitted.

         The remedies of Payee as provided herein, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur. The failure at any time to exercise any right or remedy shall not constitute a waiver of the right to exercise the right or remedy at any other time.

3. ENFORCEMENT COSTS. If this Note is placed in the hands of an attorney for collection or is collected through any legal proceeding, or if Payee incurs any costs or expenses in enforcing its rights hereunder, the Maker promises to pay expenses, court costs and reasonable attorneys' fees, incurred in connection with such matter, and in addition to all such costs and expenses, interest thereon from the date of such demand until paid at the Default Interest rate.

4. WAIVER. Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived by Maker. To the extent permitted by applicable law, the defense of the statute of limitations is hereby waived by Maker. The Maker agrees that the time of payment of principal or interest on this Note may be extended, without in any way altering, releasing, affecting or limiting the liability of Maker hereunder. Maker acknowledges that the provisions of California Civil Code Section 2924(i) are not applicable to this Note and expressly waives any rights thereunder.

5. NOTICES. Any notice desired to be given to any other party hereunder shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day commercial courier service at the party's respective notice address(es) below. Each notice shall be deemed to have been received or given on the earlier to occur of (i) actual delivery or the date on which delivery is refused, if delivered by hand delivery, (ii) three
         (3) days after notice is deposited in the U.S. mail, if delivered via certified mail, or (iii) one (1) business day after deposit with a commercial courier service. Either party may, at any time, change its notice address (other than to a P.O. Box) by giving the other party at least 10 days advance written notice of the new address in the manner described in this Section.

         Payee's address for notices is:

         CA-GATEWAY OFFICE LIMITED PARTNERSHIP
         c/o Equity Office Properties
         1740 Technology Drive, Suite 150
         San Jose, CA 95110
         Attention:  Building Manager

         With a copy to:

         Equity Office Properties Trust
         Two North Riverside Plaza
         Suite 2100
         Chicago, Illinois 60606
         Attention: Regional Counsel - San Jose Region

         Maker's address for notices is:

         Backweb Technologies Inc.
         2077 Gateway Place
         Suite 500
         San Jose, California 95110
         Attention: Finance Department

6. GUARANTY. As security for the payment of the monies owing under this Note, Maker has delivered or has caused to be delivered to Payee a Guaranty (the "Guaranty") entered into by Guarantor (as defined in Section 10.a below) for the benefit of Payee, which Guaranty secures Maker's performance hereunder.

7. TRIAL BY JURY WAIVER. TO THE EXTENT PERMITTED BY LAW, EACH OF MAKER AND PAYEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF MAKER AND PAYEE WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED

         HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF MAKER AND PAYEE HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

8.       MISCELLANEOUS.

         a. No single or partial exercise of any power hereunder or under the Lease or any other agreement pertaining to the principal and interest due hereunder and/or any Base Rent or Additional Rent or Cash Consideration due under the Lease shall preclude other or further exercise thereof or the exercise of any other power or right. No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. All remedies of Payee shall be cumulative and concurrent, and may be pursued singularly, successively or concurrent, at the option of Payee.

         b. Time is of the essence with respect to the performance of the obligations of Maker under this Note.

         c. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" or "Maker" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Note shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party. The term "Maker" shall also include the heirs, successors and assigns of the original named Maker hereunder.

         d. This Note shall be governed by and construed in accordance with the internal laws of the state where this Note was executed and delivered. For the purpose solely of litigating any dispute under this Note, the Maker submits to the jurisdiction of the courts of said state. The parties acknowledge and agree this Note was executed and delivered in the State of California.

         e. Any provision of this Note which is unenforceable, invalid or contrary to law, or the inclusion of which would affect the validity, legality or enforcement of this Note, shall be of no effect, and in such case, all the remaining terms and provisions of this Note shall subsist and be fully effective according to the terms of this Note the same as though any such unenforceable, invalid or contrary provision had never been included herein.

         f. All payments received on account of the indebtedness evidenced by this Note shall be applied to principal, interest, Default Interest and any costs and expenses owing to Payee as a result of this Note, in whatever order, combination and amounts as Payee, in its sole and absolute discretion, decides.

         g. This Note, and the terms and provisions hereof, shall be binding upon the Maker and each Maker's heirs, executors, personal representatives, successors, administrators, and assigns, and shall inure to the benefit of any holder hereof. Payee has the right to sell, assign, pledge, hypothecate or negotiate this Note, and all Payee's rights hereunder, to any person or entity without notice to or consent of any Maker.

         h. All amounts due hereunder shall be paid without deduction, set off or counterclaim, Maker expressly waiving any such rights to deduction, set off or counterclaim.

         i. Each signatory of this Note represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

         j. Upon receipt by Maker of written notice from Payee of the loss, theft, destruction or mutilation of this Note, Maker will execute and deliver to Payee, in lieu thereof, a replacement note in identical form to this Note and dated as of the date of this Note. Upon delivery to Payee of such replacement note, all references in the Security Documents to this Note shall be deemed to be references to such replacement note.

         k. ALL AGREEMENTS BETWEEN MAKER AND PAYEE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER WRITTEN OR ORAL, ARE HEREBY EXPRESSLY LIMITED SO THAT IN NO CONTINGENCY OR EVENT WHATSOEVER, WHETHER BY REASON OF ACCELERATION OF THE MATURITY OF THIS NOTE OR OTHERWISE, SHALL THE AMOUNT PAID OR AGREED TO BE PAID TO PAYEE OR THE HOLDER OF THIS NOTE FOR THE USE, FORBEARANCE OR DETENTION OF THE MONEY LOANED PURSUANT HERETO OR OTHERWISE, OR FOR THE PAYMENT OR PERFORMANCE OF ANY COVENANT OR OBLIGATION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, EXCEED THE MAXIMUM AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY CIRCUMSTANCE OR CONTINGENCY WHATSOEVER, FULFILLMENT OF ANY PROVISION HEREOF OR OF ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, AT THE TIME PERFORMANCE OF SUCH PROVISION SHALL BE DUE, SHALL INVOLVE TRANSCENDING THE LIMIT OF VALIDITY PRESCRIBED BY LAW, THEN, IPSO FACTO, THE OBLIGATION TO BE FULFILLED SHALL BE REDUCED TO THE LIMIT OF SUCH VALIDITY, AND IF FROM ANY SUCH CIRCUMSTANCE OR CONTINGENCY PAYEE SHALL EVER RECEIVE AS INTEREST OR OTHERWISE AN AMOUNT WHICH WOULD EXCEED THE MAXIMUM RATE OF INTEREST PERMITTED BY APPLICABLE LAW, THE AMOUNT OF

                  SUCH EXCESS SHALL BE APPLIED TO A REDUCTION OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE, AND NOT TO THE PAYMENT OF INTEREST, AND IF SUCH EXCESSIVE INTEREST EXCEEDS SUCH INDEBTEDNESS, THE AMOUNT OF SUCH EXCESSIVE INTEREST SHALL BE REFUNDED TO MAKER. IF AT ANY TIME THIS NOTE PRESCRIBES A RATE OF INTEREST IN EXCESS OF THE MAXIMUM RATE PERMITTED BY LAW, ALL SUMS PAID OR AGREED TO BE PAID TO PAYEE FOR THE USE, FORBEARANCE OR DETENTION OF THE MONEY LOANED PURSUANT TO THIS NOTE SHALL BE AMORTIZED, PRORATED, ALLOCATED AND SPREAD THROUGHOUT THE FULL TERM OF SUCH INDEBTEDNESS UNTIL PAYMENT IN FULL, SO THAT THE ACTUAL RATE OF INTEREST ON ACCOUNT OF SUCH INDEBTEDNESS IS UNIFORM THROUGHOUT THE TERM HEREOF. ANY PREPAYMENT OF THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN MADE PURSUANT TO THE FOREGOING PROVISIONS SHALL BE WITHOUT ANY PREPAYMENT PENALTY OR PREMIUM.

9. MAKER'S REPRESENTATIONS AND WARRANTIES. Maker hereby represents and warrants to Payee as follows:

         a. Maker is duly formed, validly existing and in good standing under the laws of the State of Delaware.

         b. Maker has the power and authority to enter into this Note. Maker's representatives are duly authorized to execute and deliver this Note on behalf of Maker and to generally perform Maker's obligations hereunder. This Note does not violate any provision of any agreement or judicial order to which Maker is a party or to which maker is subject.

         c. Maker has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Maker's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Maker's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Maker's assets, (v) admitted in writing its inability to pay its debts as they come due, or
                  (vi) made an offer of settlement, extension or composition to its creditors generally.

10. DETERMINATION OF PRINCIPAL AMOUNT. The Principal Amount of this Note shall equal the total Additional Reduction Fee (as defined below). Maker shall pay to Payee, by cashier's or certified check or by wire transfer of immediately available funds to an account designated by Payee an additional reduction fee (the "Additional Reduction Fee) in the amount and on the dates as hereby provided:

         a. Any sums invested from any source whatsoever (either debt or equity) in Maker and/or BackWeb Technologies Ltd., an Israeli corporation ("Guarantor"), in the aggregate (the "Investment Dollars") commencing on October 1, 2002 through and including June 30, 2005 (the "Investment Period") shall be subject to the following payment schedule: Within 3 business days following receipt, Maker shall pay to Payee (i) 5% of any of any Investment Dollars equal to or in excess of $1.00 through and including $2,000,000.00, (ii) 7% of any Investment Dollars in excess of $2,000,000.00 though and including $5,000,000.00, and (iii) 10% of any Investment Dollars in excess of $5,000,000.00. Investment Dollars shall expressly exclude funds received on the exercise of stock options or as part of Tenant's or Guarantor's (as the case may be) Employee Stock Purchase Plan. Further, Investment Dollars shall also exclude funds received in connection with Tenant's or Guarantor's line of credit or factoring activities to the extent Payee reasonably determines that any such amounts constitute debt to Tenant and/or Guarantor, as the case may be.

         b. Additionally, and notwithstanding the foregoing, if at any time prior to the expiration of the Investment Period, Maker's and/or Guarantor's revenues (as determined in accordance with generally accepted accounting principles and in accordance with the terms of this Note) in any calendar year equal or exceed $20,000,000.00 in total, Maker shall, on or before the earlier of (i) February 15th of the following calendar year or
                  (ii) thirty (30) days following the expiration of the calendar quarter in which Maker's and/or Guarantor's revenues (as determined in accordance with generally accepted accounting principles and in accordance with the terms of this Note) equal or exceed $20,000,000.00 in total, deliver to Payee as part of the Additional Reduction Fee an amount equal to $1,000,000.00 less the amount of any sums paid by Maker to Payee in connection with any Investment Dollars as such payment is described the preceding paragraph (the "Cash Portion of the Additional Reduction Fee"). In no event shall the total Additional Reduction Fee received by Payee exceed $1,000,000.00.

         c. Maker shall, at the same time that it publicly announces its financial results following the end of each quarter (but in no event more than within forty-five (45) days following the end of each calendar quarter), provide to Payee a written statement prepared by either of an executive officer of Maker, Maker's Vice President of Finance or Maker's certified public accounting firm certifying as true, complete and correct in all material aspects: (a)(x) Maker and/or Guarantor has received no Investment Dollars the previous calendar quarter, or (y) the amount of and other material details regarding the total amount of any Investment Dollars received by Maker and/or Guarantor the previous calendar quarter, and (b) the amount of each of Maker's and Guarantor's revenues for the previous calendar quarter determined in accordance with generally accepted accounting principles. Payee shall have the right to transfer and assign, in whole or in part, all of its rights in and to it's portion of the Investment Dollars and/or the Cash Portion of the Additional Reduction Fee by providing notice to Maker of such transfer at any time (subject to compliance with applicable law). Unless otherwise indicated in writing by Payee, payments of the Additional Reduction Fee shall be delivered by Maker to Payee in accordance with the terms and conditions contained herein. Payee may give Maker written notice ("Review Notice") that Payee intends to review Maker's and/or Guarantor's records with respect to the foregoing. Within a reasonable time after receipt of the Review Notice, Maker shall make all pertinent records available for inspection (at the building in which the premises under the Lease is located) that are reasonably necessary for Payee to conduct its review.

                       [SIGNATURES ARE ON FOLLOWING PAGE]

         This Note is entered into by Maker upon the date first written above.

                                         MAKER:

                                         BACKWEB TECHNOLOGIES INC., A DELAWARE
                                         CORPORATION

                                         By:      ____________________________

                                         Name:    ____________________________

                                         Title:   ____________________________

                                    EXHIBIT F

                                 FORM OF WARRANT

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE ACT, OR (D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W- ___
Issued:  [Date of Amendment]                         Warrant to Purchase 200,000
Void: [Date of SevenYear Anniversary]                Ordinary Shares

                           BACKWEB TECHNOLOGIES LTD.

                                    WARRANT

THIS IS TO CERTIFY that, for good and valuable consideration received and subject to these terms and conditions, CA-GATEWAY OFFICE, LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, or such person to whom this Warrant is transferred (the "HOLDER"), is entitled to exercise this Warrant to purchase from BackWeb Technologies Ltd., an Israeli corporation (the "COMPANY"), 200,000 fully paid and nonassessable Ordinary Shares (the "WARRANT SHARES") at a price per share of U.S. $ 0.66 (the "EXERCISE PRICE") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below).

1.       METHOD OF EXERCISE

         1.1      CASH EXERCISE RIGHT

                  This Warrant may be exercised by the Holder, at any time until [Date of Five-Year Anniversary of Amendment Date] (the "EXERCISE PERIOD"), in whole or in part, by delivering to the Company at c/o BackWeb Technologies Inc., 2077 Gateway Place, Suite 500, San Jose, CA 95110 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant certificate, (b) a certified or cashier's check payable to the Company or a wire transfer in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "PURCHASE PRICE"), and (c) the Notice of Cash Exercise attached as EXHIBIT A duly completed and executed by the Holder.

         1.2      NET ISSUANCE RIGHT

                  Notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into Warrant Shares by surrendering this Warrant at the office of the Company at the address set forth in Section
1.1 and delivering to the Company the Notice of Net Issuance Exercise attached as EXHIBIT B duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of Warrant Shares of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X = (A - B) x C where:
    -----------
    A

                  X    =     the number of Warrant Shares issuable upon
                             net issuance exercise pursuant to the
                             provisions of this Section 1.2.

                  A    =     the Daily Price (as defined below) of one
                             Warrant Share on the date on which the
                             Holder delivers written notice to the
                             Company pursuant to this Section 1.2.

                  B    =     the Exercise Price for one Warrant Share
                             under this Warrant.

                  C    =     the number of Warrant Shares as to which
                             this Warrant is being exercised, as if the Warrant was exercised pursuant to the provisions of Section 1.1.

         If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon net issuance exercise pursuant to this
Section 1.2.

         "DAILY PRICE" of a Warrant Share shall mean:

         (a) If the Company's Ordinary Shares are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape;

         (b) If the Company's Ordinary Shares are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the Ordinary Shares are listed and traded;

         (c) If the Company's Ordinary Shares are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ");

         (d) If the Company's Ordinary Shares are not traded on the NASDAQ National

Market, but are traded in the over-the-counter market, the average of the closing bid and asked prices reported on such day; and

         (e) If none of the above is applicable, the Daily Price shall be the fair market value of the Ordinary Shares as determined in good faith by the Company's Board of Directors.

2.       DELIVERY OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

         2.1 Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise, and (b) a new Warrant of like tenor to purchase up to that number of Warrant Shares, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the close of business on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the Daily Price of the fractional share on the date of exercise.

3.       COVENANTS AS TO WARRANT SHARES

         The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to provide sufficient reserves of Warrant Shares.

         The Company hereby represents and warrants to the Holder that: (a) the Company has all requisite power and authority to enter into and perform its obligations under this Warrant; (b) as of the date hereof, the capitalization of the Company is not materially different from its most recent publicly available filings, specifically its Form 10-Q for the period ended March 31, 2003, and its Form 10-K for the period ended December 31, 2002; (c) the execution and delivery by the Company of the Warrant and the performance of all obligations of the Company hereunder have been duly authorized by all necessary board and stockholder actions; and (d) all Warrant Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

4.       ADJUSTMENTS UPON CERTAIN EVENTS

         4.1      EFFECT OF REORGANIZATION

         Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "REORGANIZATION") during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their Warrant Shares, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant. Nothing in this Section 4.1 shall be deemed to extend the Exercise Period set forth in
Section 1.1.

         4.2      ADJUSTMENTS FOR STOCK SPLITS, DIVIDENDS

         If the Company shall subdivide the number of outstanding shares of the same class as the Warrant Shares into a greater number of shares, or issue a dividend of Warrant Shares on Warrant Shares, then the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Shares by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of Warrant Shares issuable shall be to the nearest whole share.

         4.3      CERTIFICATE AS TO ADJUSTMENTS

         In the case of any adjustment in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

         4.4      NOTICE OF CERTAIN EVENTS

         The Company has been informed by the Holder that Equity Office Properties Trust, a Maryland real estate investment trust ("EOPT") and an affiliate of the initial Holder, intends to qualify as a "real estate investment trust" for purposes of the Internal Revenue Code of 1986, as amended, and that maintaining such status is of material concern to EOPT and the initial Holder. Accordingly, the Company represents and warrants to Holder that as of the date hereof, the Warrant Shares deliverable on the exercise of this Warrant do not constitute ten percent (10%) or more of either (i) the total voting power or
(ii) the total value of the current outstanding securities of the Company. The Company shall notify Holder in writing at least twenty (20) days in advance of any redemption, repurchase, or other actions taken by the Company or any other person, including but not limited to any additional issuances or adjustments made pursuant to any provisions of this Warrant, in each case which would cause the Warrant Shares deliverable on the exercise of this Warrant to constitute ten percent (10%) or more of either (i) the total voting power or (ii) the total value of the outstanding securities of the Company. For purposes of this Section 4.4, the term "securities" shall have the meaning used for such term in the Investment Company Act of 1940, as amended, and the term "value" shall mean, with respect to securities for which market quotations are readily available, the market value of such securities and, with respect to any other securities, the fair value of such securities.

5.       SECURITIES LAWS RESTRICTIONS; LEGEND ON WARRANT SHARES

         5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state or foreign securities laws, and, except as provided in Section
5.3 below, no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred to any entity unless (a) there is an effective registration statement under such Act and applicable state and foreign securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, (c) such transaction is in compliance with Rule 144 of the Act, or
(d) the Company otherwise satisfies itself that such transaction is exempt from registration.

         5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Shares, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

         5.3 Notwithstanding any other provision of this Warrant, the Holder may transfer all or part of this Warrant and the Warrant Shares issuable upon exercise of this Warrant without the prior written consent of the Company:
(i) in the case of a Holder who is a partnership or limited liability company, to a partner (including a limited partner) of such partnership or a member of such limited liability company; (ii) to any parent or majority-owned subsidiary of any Holder or parent of any Holder or any successor of any Holder or any parent of any Holder; (iii) to (x) any taxable REIT subsidiary of EOPT, or (y) Equity Office Properties Management Corp., a Delaware corporation, or any one of its subsidiaries; (iv) to the Amended and Restated Equity Office Properties Management Corp. Trust dated as of September 30, 2002, of which Equity Office Properties Management Corp. is the sole beneficiary; or (v) to any "affiliate" of a Holder (as defined in Rule 1b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

6.       EXCHANGE OF WARRANT; LOST OR DAMAGED WARRANT CERTIFICATE

         This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.       NOTICES OF RECORD DATE, ETC.

         In the event of

         (a) any taking by the Company of a record of the holders of Warrant Shares for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

         (b) any reorganization of the Company, any reclassification or recapitalization of the capital structure of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         (d) any proposed issue or grant by the Company to the holders of Warrant Shares of any shares of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any units of any class or any other securities; or

         (e) any other event as to which the Company is required to give notice to any holders of Warrant Shares,then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Shares or securities into which the Warrant Shares are convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 30 business days prior to the date specified in the notice.

         During such notice period, Holder may exercise this Warrant in accordance with its terms, and may make such exercise contingent upon the happening of such event and/or the existence of a minimum value of the Warrant Shares receivable upon exercise as provided on Holder's exercise notice; provided that such minimum value shall be no greater than the per share price set forth in the Company notice.

8.       INVESTMENT INTENT

         The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

         The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant and the Warrant Shares. The Holder is acquiring this Warrant and the Warrant Shares issuable upon exercise thereof for its own account, to hold for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the Act, and, upon any exercise of this Warrant, the Holder shall confirm the same in writing, by executing the form attached as EXHIBIT C hereto. Except as permitted in Section 5.3, the Holder shall not make any sale, transfer or other disposition of this Warrant or any Warrant Shares issuable upon exercise thereof in violation of the Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state or foreign securities law.

         The Holder has been advised that this Warrant, and the Warrant Shares issuable upon exercise thereof, have not been registered under the Act or state or foreign securities laws in reliance upon an exemption from registration, and that reliance by the Company on such exemptions is predicated in part on Holder's representations set forth herein.

         The Holder has been informed that under the Act, this Warrant and the Warrant Shares issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder. The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of this Warrant, and the Warrant Shares issuable upon conversion thereof (except as permitted under Rule 144) unless there is in effect a registration statement under the Act and any applicable state or foreign securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary or an affiliate of the Holder pursuant to Section 5.3.

         With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulations of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

                           (a)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the Exchange Act; and

                           (b)      furnish to Holder, so long as the Holder
owns the Warrant or any Warrant Shares issuable upon conversion thereof, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested to avail Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

9.       MISCELLANEOUS

         9.1      HOLDER AS OWNER

         The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

         9.2      NO SHAREHOLDER RIGHTS

         This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until this Warrant is exercised.

         9.3      NOTICES

         Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) two business days after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) five days after deposit with the United States Post Office or any foreign postal service, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

If to the Holder:

                           CA-Gateway Office Limited Partnership
                           c/o Equity Office Properties Trust
                           1740 Technology Drive, Suite 150
                           San Jose, CA 95110
                           Attn: Peter D. Setzer
                           Facsimile: (408) 467-8979
                           Phone: (408) 487-4119

With a copy to:

                           Equity Office Properties Trust
                           Two North Riverside Plaza, Suite 2100
                           Chicago, IL 60606
                           Attn: Chief Legal Counsel
                           Facsimile: (312) 559-5021
                           Phone: (312) 466-3362

If to the Company:

                           BackWeb Technologies Ltd.
                           c/o BackWeb Technologies Inc.
                           2077 Gateway Place, Suite 500
                           San Jose, CA 95110
                           Attn: Chief Financial Officer
                           Facsimile: (408) 933-1800
                           Phone: (408) 933-1731

         9.4      AMENDMENTS AND WAIVERS

         Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9.4 shall be binding on each future Holder and the Company.

         9.5      GOVERNING LAW

         This Warrant shall be governed by and construed under the laws of the state of California without regard to principles of conflict of laws.

         9.6      SUCCESSORS AND ASSIGNS; TRANSFER

         The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties. This Warrant may not be transferred or assigned without the consent of the Company, except, subject to applicable U.S., state, and foreign securities laws, to a subsidiary or an affiliate of the Holder pursuant to Section 5.3.

                            [Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

         BACKWEB TECHNOLOGIES LTD.
         By:____________________________________
         Name:  Michael A. Morgan
         Title:  Chief Financial Officer

CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

By: EOM GP, L.L.C., a Delaware limited liability company, its general partner

         By: Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

             By:__________________________________________
             Name:________________________________________
             Title:_______________________________________

                                                                       EXHIBIT A

                                    EXHIBIT A

                             NOTICE OF CASH EXERCISE

To : BackWeb Technologies Ltd.

         The undersigned hereby irrevocably elects to purchase ___________ Ordinary Shares of BackWeb Technologies Ltd. (the "COMPANY") issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

     Payment enclosed in the amount of $___________.

     Dated:  ________________

     Name of Holder of Warrant:_______________________________________
                                         (Please print)

     Address:__________________________________________________________

     Signature: _______________________________________________________

                                    EXHIBIT B

                         NOTICE OF NET ISSUANCE EXERCISE

To:   BackWeb Technologies Ltd.

         The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of Ordinary Shares of BackWeb Technologies Ltd. (the "COMPANY") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

     Dated: ________________

     Name of Holder of Warrant:___________________________________________
                                        (Please print)

     Address:   __________________________________________________________

     Signature: __________________________________________________________

                                    Exhibit C

                           INVESTMENT REPRESENTATIONS

         THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO BACKWEB TECHNOLOGIES LTD. ALONG WITH THE NOTICE OF EXERCISE OR NOTICE OF NET ISSUANCE EXERCISE, AS THE CASE MAY BE BEFORE THE STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED [Date of Amendment] WILL BE ISSUED.

                                ______________, 20__

         BackWeb Technologies Ltd.
         3 Abba Hillel Street
         Ramat Gan, Israel
         Attn:  Chief Executive Officer

         Ladies and Gentlemen:

                  The undersigned, ____________ ("Purchaser"), intends to acquire up to _______ shares of the Ordinary Shares (the "Ordinary Shares") of BackWeb Technologies Ltd. (the "Company") from the Company pursuant to the exercise of that certain Warrant held by Purchaser. The Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

                  Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  Purchaser is acquiring the Ordinary Shares for its own account, to hold for investment, and not with a view to or for sale in connection with any distribution of the Ordinary Shares in violation of the 1933 Act. Purchaser shall not make any sale, transfer or other disposition of the Ordinary Shares in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

                  Purchaser has been advised that the Ordinary Shares have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

                  Purchaser has been informed that under the 1933 Act, the Ordinary Shares must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule
144) is available with respect to any proposed transfer or disposition by Purchaser of the Ordinary Shares. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Ordinary Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary of the Purchaser.

                  Purchaser also understands and agrees that there will be placed on the certificate(s) for the Ordinary Stock, or any substitutions therefor, a legend stating in substance:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE ACT, OR
(D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                  Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Ordinary Shares with Purchaser's counsel.

                                       Very truly yours,

                                       ________________________________________

                                       By: _____________________________________

                                       Title: __________________________________

                                   ASSIGNMENT

         For value received the undersigned sells, assigns and transfers to the transferee named below, and the transferee agrees to be bound by all the terms and conditions of, the attached Warrant, together with all right, title and interest, and the undersigned does irrevocably constitute and appoint the transfer agent of BackWeb Technologies Ltd. (the "COMPANY") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

     Dated:  ________________

     Name of Holder of Warrant:______________________________________________
                                         (Please print)

     Address: _____________________________________________________________

     Signature:_____________________________________________________________

     Signature of Transferor: ______________________________________________

     Name of transferee: ____________________________________________________
                                      (please print)
     Address of transferee:__________________________________________________

     Signature of Transferee: _______________________________________________